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                                                                      EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT

Subsidiaries - Direct/wholly-owned                                                        State of Incorporation
----------------------------------                                                      ---------------------------
Newnan Coweta Bank                                                                                Georgia


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